EXHIBIT 2.4

SETTLEMENT AND RELEASE AGREEMENT

SETTLEMENT AND RELEASE AGREEMENT

This Settlement and Release Agreement (the "Agreement") is entered into as of September 24, 2012 by and among the Kevin McCloskey IRA ("McCloskey IRA"), Cuipo, LLC, a Delaware limited liability company ("Cuipo"), Michael Greco ("Greco"), Kevin Maloney ("Maloney") Keith "Seven" Volpone ("Volpone"), and NB Manufacturing, Inc., a Nevada corporation ("NB" or "Company").

RECITALS

A.
The parties to this Settlement and Release Agreement were parties or had affiliates who were parties to an Omnibus Settlement Agreement and Release made and entered into effective as of December 4, 2011, as amended by the First Addendum on January 27, 2012 (collectively, the "Former Settlement Agreement"), in which certain terms and conditions were required to have been met to forgive loans made by Kevin McCloskey ("McCloskey"), William Hurst ("Hurst") and Cuipo to certain third parties.

B.
The terms and conditions of the Former Settlement Agreement were not met as neither McCloskey nor Hurst and Cuipo (collectively Hurst and Cuipo shall be referred to herein as the "Cuipo Parties") was repaid the $100,000 and $50,000, respectively, that the Fetyko Parties (as defined in the Former Settlement Agreement) agreed to pay them in the Former Settlement Agreement, and further McCloskey and the Cuipo Parties did not receive the shares of Publico (as defined in the Former Settlement Agreement) that they were promised, thereby resulting in the Fetyko Parties owing McCloskey $150,000 and the Cuipo Parties $50,000.

C.
In lieu of satisfying the terms and conditions of the Former Settlement Agreement including but not limited to those required to be met by Publico as described therein, the parties to the First Addendum have agreed to enter into a second addendum to the Former Settlement Agreement (the "Addendum") whereby McCloskey and the Cuipo Parties will agree to forgive the amounts due to them from the Fetyko Parties in exchange for the Fetyko Parties transferring certain intellectual property to Cuipo and the McCloskey IRA, or their designee, as further set forth therein.

D.
Greco, Maloney and Volpone (collectively with the McCloskey IRA and Cuipo, the "Assigning Parties") have certain intellectual property that NB desires to obtain as well which was used in conjunction with the intellectual property owned by the Fetyko Parties.

E.
NB has agreed to the issuance of shares of restricted stock to GTJ Investments, LLC, an affiliate of Cuipo ("GTJ"), Greco, Maloney, Volpone, and the McCloskey IRA, in exchange for the assignment to NB of certain intellectual property and the Assigning Parties' waiver of any rights to the intellectual property they and their affiliates have rights to as further described herein.

NOW THEREFORE, in consideration of the promises set forth herein, and for good and valuable consideration, it is hereby acknowledged and agreed by and between the parties to this Agreement as follows:

ARTICLE I

FINANCIAL TERMS

1.1 Issuance of Common Stock. The McCloskey IRA, GTJ, Greco, Maloney and Volpone shall each be issued shares of restricted common stock of NB in the respective amounts of 206,625, 146,625, 201,300, 30,000, and 142,500 shares in exchange for the assignment of certain intellectual property and the entry into certain covenants as specified in Sections 2.1 and 2.2 below. Such issuances shall not occur until the Assigning Party to receive such shares has completed all steps reasonably required by NB to effectuate and complete the assignment and transfer of the intellectual property as specified in Section 2.1 below.

ARTICLE II
CONDITIONS

2.1           Assignments of Intellectual Property and Covenants by the Assigning Parties. By executing the Intellectual Property Assignment Agreement for each Assigning Party in the forms attached as Schedule 2.1 concurrent with execution of this Agreement, the Assigning Parties shall each assign all of their right, title and interest in certain intellectual property (as further defined in the Intellectual Property Assignment Agreements, the "Assigned IP") to NB and shall further:

(a)           not disclose, use, alter, destroy, transfer, convey, sell or license, either directly or through any agent, affiliate or associate, any of the Assigning Parties' proprietary information related to the Assigned IP that may be in the possession, custody or control of any of the Assigning Parties, to themselves or any third party;

(b)           not disclose, use, alter, destroy, transfer, convey, sell or license, either directly or through any agent, affiliate or associate, any of the source codes, content, apps, or any software developed as part of the Assigned IP, to themselves or any third party.

2.2           Covenants by Cuipo and McCloskey IRA. As part of their assignment of the Assigned IP, Cuipo and McCloskey IRA shall further provide to NB by this novation the right to the following from Michael Fetyko and Boomerang Management, LLC, a California limited liability company (collectively the "IP Claimants") pursuant to the terms of that certain Intellectual Property Assignment Agreement (attached as Exhibit A to the Cuipo and McCloskey IRA versions of Schedule 2.1, the "IP Assignment"):

(a)           the right to full and complete access to all websites and mobile applications previously owned and/or operated by or on behalf of any of Radio Connect, LLC, Twit Yap, LLC and Star Connect, LLC (collectively, the "Twit Yap Websites") including all source code, specifically "sa" access to SQL database and all backups, full FTP access to the website source files along with any third party components used, and shall convey all third party licenses for these items;

(b)           the right to all object and source code (collectively, the "Code") and software on which any of the Twit Yap Websites were built;

(c)           the right to proof of the IP Claimants' ownership of all Code and software, including all licenses and releases for any such Code or software, on which any of the Twit Yap Websites were built, and transfer and assign to NB all intellectual property associated with the software development, including the websites' content, which includes text, pictures, sounds, graphics, video, links, domain names, logos, designs, marks and other data developed and customized specifically for any of the Twit Yap Websites, as well as any and all third-party licenses;

(d)           the right to the source code for any and all "apps" of the Twit Yap Websites and permission to test and verify the validity of such apps;

(e)           the right to require the IP Claimants to severally and not jointly, defend, indemnify and hold NB and all other parties harmless from any against any and all third party claims, whether filed or threatened to be filed, by any person or entity, regarding the Code and software on which the Twit Yap Websites were built, and all intellectual property associated with the software development, including the websites' content, which includes text, pictures, sounds, graphics, video, links, domain names, and other data developed and customized specifically for any of the Twit Yap Websites.

2.3           Second Addendum to Former Settlement Agreement. As a condition to the closing of this Agreement, certain of the parties hereto shall have entered into a second addendum to the Former Settlement Agreement in the form attached hereto as Schedule 2.3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1           General. Each party to this Agreement hereby represents, warrants, covenants and acknowledges to the other parties, as follows:

(a)           This Agreement constitutes the legal, valid and binding obligations of such party;

(b)           The execution and delivery of this Agreement by such party, and the performance by it of all its obligations hereunder do not and will not result in a breach of or constitute a default under, or require any consent under any agreement or instrument to which it is a party of by which it is bound or affected;

(c)           Each individual signing this Agreement warrants and represents that he has the full authority to execute this Agreement on behalf of the party on whose behalf he so signs, that he is acting within the scope of such authority, and that he is thereby binding such party to this Agreement;

(d)           No portion of any claim, demand, cause of action or right resolved or created herein has been assigned or transferred to any other person or entity, either directly or by way of subrogation or operation of law or otherwise;

(e)           No promises, inducements, representations, warranties or other agreements whether express or implied, not contained herein have been made, nor has any party executed this Agreement in reliance upon any such promise, inducement, representation, warrants or other agreement;

(f)           There is no action, suit, arbitration or other proceeding or investigation, known or suspected to exist against any party that would affect this Agreement or any party's ability to enter into this Agreement;

(g)           Notwithstanding any health condition, medication or other ailments, each party is of sound mind, fully competent and aware of the contents of this Agreement and enters into this Agreement of his/her/its own free will.

3.2           Greco, Maloney and Volpone. Each of Greco, Maloney and Volpone, severally and not jointly, hereby represents, warrants, covenants and acknowledges to NB, as follows:

(a)           To the best of his knowledge as of his entry into this Agreement, no other intellectual property rights are required for NB to practice the Assigned IP assigned by him or otherwise exercise the rights granted to it under this Agreement and the Intellectual Property Assignment Agreement;

(b)           He owns the Assigned IP assigned by him and, to the best of his knowledge, no other third party has any rights thereto;

(c)           He has not granted and will not grant any licenses or other rights, under the Assigned IP or otherwise, that would conflict with or prevent the rights granted to NB hereunder and under the Intellectual Property Assignment Agreement; and

(d)           To the best of his knowledge, there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement or the Intellectual Property Assignment Agreement.

3.3            Cuipo and McCloskey IRA. Each of Cuipo and McCloskey IRA, severally and not jointly, hereby represents, warrants, covenants and acknowledges to NB, as follows:

(a)           To the best of its knowledge as of its entry into this Agreement, Cuipo and McCloskey IRA received, pursuant to the IP Assignment, and have assigned to NB all of the other intellectual property rights required for NB to practice the Assigned IP assigned by them or otherwise exercise the rights granted to it under this Agreement, IP Assignment and the Intellectual Property Assignment Agreement;

(b)           To the best of their knowledge, Cuipo and McCloskey IRA are the only parties to whom the IP Claimants assigned the Assigned IP covered by the IP Assignment, and to the best of its knowledge, no other third party has any rights to such IP Assignment;

(c)           Cuipo and McCloskey IRA have not granted and will not grant any licenses or other rights in or to the IP Assignment, under the Assigned IP or otherwise, that would conflict with or prevent the rights re-assigned to NB hereunder and under the IP Assignment; and

(d)           To the best of its knowledge, there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement as against Cuipo and McCloskey IRA or pursuant to the Intellectual Property Assignment Agreement.

3.4           Full Knowledge. As sophisticated and accredited investors, each of the Assigning Parties has had access to and been given an opportunity to ask such questions of the Company and its directors and management concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as each of the Assigning Parties have deemed necessary or desirable, and has received and reviewed the Form 8-K filed on June 7, 2012, as amended on Form 8-K/A as of July 31, 2012, and all other information requested,  in order to evaluate the merits and risk relevant to its decision regarding the transactions contemplated by this Agreement.

ARTICLE IV

COVENANTS

4.1.           The Assigning Parties Release.  The Assigning Parties and their respective successors, predecessors, assigns, present and former partners, principals, employees, agents, attorneys, and all other persons acting on behalf of the aforementioned parties (collectively, the "IP Rights Holders Parties") hereby release and forever discharge the Company and its successors, assigns, affiliates, subsidiaries, divisions, present and former officers, directors, employees, shareholders, agents, attorneys, and all other persons acting on behalf of the aforementioned parties (collectively, the "Company Parties") from any and all claims, debts, demands, suits, actions and causes of action of whatsoever kind and nature, whether in law or in equity, known or unknown that the IP Rights Holders Parties may now have, at any time prior hereto ever had, or hereafter may have or could assert against the Company Parties for, upon or by reason of any matter, cause or thing whatsoever arising out of, set forth in, or connected with the Assigned IP and related rights being transferred to the Company.

It is the intention of the IP Rights Holders Parties that this Agreement shall be effective as a final release of the IP Rights Holders Parties, for themselves and all persons acting by, through, under, or in concert with any of them, and the IP Rights Holders Parties acknowledge that the IP Rights Holders Parties have been advised by legal counsel of their own choosing concerning, and are familiar with the provisions of California Civil Code section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The IP Rights Holders Parties hereby expressly waive any and all rights under said code section. The IP Rights Holders Parties further acknowledge that facts in addition to, or different from, those which are now known or believed to be true with respect to the Assigned IP and related rights being transferred to the Company may be later discovered, but that notwithstanding the foregoing, it is the IP Rights Holders Parties' intention hereby to fully, completely and forever settle and assign each and every one of the claims. Therefore, in furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases of the Assigned IP and related rights being transferred to the Company, notwithstanding the discovery or existence of any such different or additional facts.

4.2.           No Release of Obligations Contained in this Agreement. The parties hereby each acknowledge and agree that nothing contained in this Agreement shall release or discharge any of them from rights, duties and obligations contained in or assumed under this Agreement.

4.3.           Noncompete Agreement.

(a)           Other than for the exceptions for the various parties set forth in Schedule 4.3(a), for a period of two (2) years immediately following the execution of this Agreement (the "Noncompete Period"), none of the Assigning Parties or their principals will, directly or indirectly, for itself or any third party other than on behalf of NB, without the prior written consent of NB:

(1)           engage in the "Geographic Area" (as defined below) as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director, or otherwise of;

(2)           have any ownership interest (except for passive ownership of one percent (1%) or less) in any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934 or the securities laws of any other jurisdiction of the United States; or

(3)            participate in the financing, operation, management, or control of, any firm, partnership, corporation, entity, or business that engages or participates in a "competing business purpose."  The term "competing business purpose" shall mean any firm, partnership, corporation, entity, or business that engages or participates in social media targeted primarily to entertainers and other celebrities.

(b)           The "Geographic Area" shall mean anywhere in the world or in cyberspace where NB conducts business.

(c)           The covenants contained in the preceding paragraphs of this section shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs.  If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent permitted by law and necessary to permit the remaining separate covenants (or portions thereof) to be enforced.  In the event that the provisions of this section are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be, to the extent permitted by law, reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

(d)           Each Assigning Party, for itself and on behalf of its principals, also acknowledges that the limitations of time, geography and scope of activity agreed to in this noncompete agreement are reasonable because, among other things, (i) NB is engaged in a highly competitive industry, (ii) such party will have access to trade secrets and know-how of the Company, (iii) such party will be able to obtain suitable and satisfactory employment without violation of this agreement, and (iv) these limitations are necessary to protect the trade secrets, confidential information and goodwill of NB.

(e)           Each Assigning Party, for itself and on behalf of its principals, agrees that it would be impossible or inadequate to measure and calculate NB's damages from any breach of the covenants set forth in this section entitled "Noncompete Agreement."  Accordingly, each Assigning Party, for itself and on behalf of its principals, agree that if it breaches any provision of this section, NB will have available, in addition to any other right or remedy otherwise available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this agreement; provided, however, that the right to apply for an injunction shall not be construed as prohibiting NB from pursuing any other available remedies for such breach or threatened breach.  Each Assigning Party, for itself and on behalf of its principals, further agrees that no bond or other security shall be required in obtaining such equitable relief, nor will proof of actual damages be required for such equitable relief.  Each Assigning Party, for itself and on behalf of its principals, hereby expressly consents to the issuance of such injunction and to the ordering of such specific performance.

(f)           The parties acknowledge and agree that none of the provisions of this Section 4.3 shall apply to Cuipo, its principals, or its related entities (other than to Michael Greco, who will be bound by this Section 4.3 other than as set forth in Schedule 4.3(a)), each of which are expressly excluded from the noncompete agreement contained in this Section.

4.4           Good Faith Assistance. Cuipo and McCloskey IRA each agree to in good faith assist NB in enforcing its rights against the IP Claimants.

ARTICLE V

MISCELLANEOUS

5.1.           Confidentiality.  None of the parties will discuss or disclose this Agreement or any of its terms with or to any unaffiliated person or entity not signing this Agreement, except as required by law, and will not voluntarily cooperate or aid any claimant adverse to the Company.

5.2.           Effectiveness.  The parties each acknowledge that they have freely, knowingly and voluntarily entered into this Agreement.

5.3.           Separate Counsel.  The parties stipulate and agree that, in entering into this Agreement, they have relied upon the advice and representation of counsel and other advisors selected by them, the Company having urged the Assigning Parties to rely on separate counsel chosen by each of them.  The Assigning Parties particularly stipulate and agree that each of them was afforded time within which to consider the terms of this Agreement, with their legal counsel if they so chose, and that none of them are relying on any representations or warranty from any person or entity retained or employed by the Company in connection with their entry into this Agreement. The Assigning Parties acknowledge that Keller Rohrback, P.L.C. and its attorneys serve as counsel for the Company and do not represent any of them.

5.4.           Waiver of Breach or Default. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

5.5.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

5.6.           Paragraph Headings.   The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

5.7.           Counterparts.  This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

5.8.           Applicable Law.  This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and to be performed therein and the parties herein are subject to the personal jurisdiction of the courts in and for the State of Arizona, with venue to lie in Maricopa County, and to the extent permitted by law, are also subject to the personal jurisdiction of the Federal District Court, with venue to lie in the District of Arizona.

5.9.           Severability.  Wherever there is any conflict between any provisions of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law.  In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the parties or would result in unconscionable injustice.

5.10.           Litigation.  In the event of any litigation between the parties arising out of this Agreement, the prevailing party shall be entitled to recover its court costs and reasonable attorneys' fees.

5.11.            Entire Agreement and Modification.  This Agreement together with the documents attached hereto represents the entire agreement by, between and among any of the parties and may be modified only by a duly authorized writing, executed by each of the parties or their respective heirs, successors or assigns.

5.12.           Acknowledgement of Tax Consequences.   Each of the parties hereto acknowledges and agrees that (a) such party has been advised that this Agreement will have tax consequences, (b) such party has been advised to and has had the opportunity to seek such party's own independent counsel with respect to the tax consequences of this Agreement, and Keller Rohrback, P.L.C. has not provided any tax advice to any party in connection with this Agreement.

[Signature Page Follows]

The Company:

NB MANUFACTURING, INC., a Nevada corporation

By /s/ Michael Schifsky
Its CFO

Kevin McCloskey IRA

By: /s/ Kevin McCloskey
Kevin McCloskey

Cuipo, LLC, a Delaware limited liability company

 By: /s/ William Hurst III
Its Manager

/s/ Michal Greco
Michael Greco

/s/ Keith “Seven” Volpone
Keith "Seven" Volpone

/s/ Kevin Maloney
Kevin Maloney

Schedule 4.3(a)

The Company acknowledges that Kevin Volpone and Michael Greco may continue to represent recording artists, athletes, TV personalities, television networks, record labels, advertisers, production companies, and businesses that create, distribute and promote their own content throughout the world through social media and other communication media so long as NB is given a right of first refusal for all social media promotion for any clients of Kevin Volpone or Michael Greco.  The Company further acknowledges that Mr. Greco may continue to perform consulting services for Cuipo, LLC pursuant to the existing Consulting Agreement attached hereto.

SCHEDULE 2.1

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENTS

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT ("Assignment") is made this 24th day of September, 2012, by and between NB Manufacturing, Inc., a Nevada corporation ("Assignee"), and Cuipo, LLC ("Assignor").

Recitals

A.           Assignor received a joint assignment of the Assigned IP (as defined below in Recital C), together with McCloskey IRA, from Michael Fetyko and Boomerang Management, LLC, a California limited liability company (collectively, “IP Claimant”), by Intellectual Property Assignment Agreement dated September 24, 2012 (copy attached as Exhibit A, the “Fetyko Assignment”).

B.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the rights and interests conveyed to Assignor by the FetykoAssignment in exchange for certain consideration as described in Article II of the Settlement and Release Agreement among the Assignee, Assignor and certain other parties, dated September 24, 2012.

C.           The terms "Assigned IP" and “Intellectual Property" shall have the same meaning as provided to them in the Fetyko Assignment.

D.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in its best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests of the Assigned IP, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interestsbeyond that assumed by Assignor under the terms of the Fetyko Assignment.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks of the Assigned IP, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks beyond that assumed by Assignor under the terms of the Fetyko Assignment.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

PATENTS

7.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest, to the extent any such right, title or interest exist, in and to the Patents of the Assigned IP, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to any such patents beyond that assumed by Assignor under the terms of the Fetyko Assignment.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets of the Assigned IP, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets beyond that assumed by Assignor under the terms of the Fetyko Assignment.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names in connection with the Assigned IP (the "Domain Names"), including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names beyond that assumed by Assignor under the terms of the Fetyko Assignment.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars, to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment.

GENERAL

16.           Entire Agreement. This Assignment and the Fetyko Assignment contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, and (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Intellectual Property.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

23.           Novation.  Assignee acknowledges that this Assignment shall be treated as a novation, and has been executed by and on behalf of the original IP Claimant in confirmation of this reassignment of all rights and interests to the Intellectual Property assigned by IP Claimant to Assignor.  Assignee hereby agrees to accept the performance of IP Claimant of each and all of the responsibility of Assignor arising out of this Assignment, and IP Claimant hereby agrees to assume all of the obligations of Assignor hereunder, except as such obligation may require the signature or other execution of any instrument required of Assignor.

IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

CUIPO, LLC

By: /s/ William Hurst III
Name: William Hurst III
Title: Chief Executive Officer

ASSIGNEE:

NB MANUFACTURING, INC.

By: /s/ Michael Schifsky
Name: Michael Schifsky
Title: CFO

Address:
80 E. Rio Salado Parkway, Suite 611
Tempe, AZ 85281

BOOMERANG MANAGEMENT, LLC

By: /s/ Michael Fetyko
Name: Michael Fetyko
Title: President

Address:
324 E 19th St. Costa Mesa CA 92627

MICHAEL FETYKO

/s/ Michael Fetyko

Address:
324 E 19th St. Costa Mesa CA 92627

Exhibit A

(See Intellectual Property Assignment Agreement, attached)

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT ("Assignment") is made this 24th day of September, 2012, by and between NB Manufacturing, Inc., a Nevada corporation ("Assignee"), and Kevin Maloney ("Assignor").

Recitals

A.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the Assigned IP (as defined below in Recital B) in exchange for certain consideration as described in Article II of the Settlement and Release Agreement among the Assignee, Assignor and certain other parties, dated September 24, 2012.

B.           Assignor hereby agrees to irrevocably assign to Assignee Assignor's entire right, title and interest in and to the items of Intellectual Property set forth on Exhibit A attached hereto, which Intellectual Property shall be referred to herein as the "Assigned IP." Intellectual Property" means all of the rights arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any foreign jurisdiction:  (i) patents, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, developments, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (to the extent part of the Assigned IP, collectively, "Patents"), (ii) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, URLs, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated with such marks, designs, names, logos or symbols (to the extent part of the Assigned IP, collectively, "Marks"), (iii) copyrights, works of authorship, moral rights, mask work rights and registrations and applications therefore (to the extent part of the Assigned IP, collectively, "Copyright Interests"), (iv) proprietary, confidential or non-public processes, designs, drawings, specifications, technology, formulae, databases, algorithms, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information (to the extent part of the Assigned IP, collectively, "Trade Secrets"), (v) all other intellectual property and proprietary rights and rights of a similar nature, and (vi) all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) – (v) above.

C.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in his best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interests.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars.

PATENTS

7.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Patents, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Patents.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names (the "Domain Names"), including but not limited to those identified on Exhibit A, including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars.

GENERAL

16.           Entire Agreement. This Assignment and the Agreement contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, and (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Intellectual Property.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

/s/ Kevin Maloney
Kevin Maloney

ASSIGNEE:

NB MANUFACTURING, INC.

By: /s/ Michael Schifsky
Name: Michael Schifsky
Title: It’s CFO

Address:
80 E. Rio Salado Parkway, Suite 611
Tempe, AZ 85281

Exhibit A

1.	Domain Names:

TWITYAP.COM

2.	Trade Names:

Twit Yap

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT ("Assignment") is made this 24st day of September, 2012, by and between NB Manufacturing, Inc., a Nevada corporation ("Assignee"), and Kevin McCloskey IRA, LLC ("Assignor").

Recitals

A.           Assignor received a joint assignment of the Assigned IP (as defined below in Recital C), together with McCloskey IRA, from Michael Fetyko and Boomerang Management, LLC, a California limited liability company (collectively, “IP Claimant”), by Intellectual Property Assignment Agreement dated September 24, 2012 (copy attached as Exhibit A, the “Fetyko Assignment”).

B.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the rights and interests conveyed to Assignor by the FetykoAssignment in exchange for certain consideration as described in Article II of the Settlement and Release Agreement among the Assignee, Assignor and certain other parties, dated September 24, 2012.

C.           The terms "Assigned IP" and “Intellectual Property" shall have the same meaning as provided to them in the Fetyko Assignment.

D.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in its best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests of the Assigned IP, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interestsbeyond that assumed by Assignor under the terms of the Fetyko Assignment.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks of the Assigned IP, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks beyond that assumed by Assignor under the terms of the Fetyko Assignment.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

PATENTS

7.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest, to the extent any such right, title or interest exist, in and to the Patents of the Assigned IP, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to any such patents beyond that assumed by Assignor under the terms of the Fetyko Assignment.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets of the Assigned IP, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets beyond that assumed by Assignor under the terms of the Fetyko Assignment.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment in connection with the Assigned IP.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names in connection with the Assigned IP (the "Domain Names"), including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name to the extent granted to Assignor by the Fetyko Assignment.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names beyond that assumed by Assignor under the terms of the Fetyko Assignment.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars, to the extent of the rights assigned to Assignor pursuant to the Fetyko Assignment.

GENERAL

16.           Entire Agreement. This Assignment and the Fetyko Assignment contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, and (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Intellectual Property.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

23.           Novation.  Assignee acknowledges that this Assignment shall be treated as a novation, and has been executed by and on behalf of the original IP Claimant in confirmation of this reassignment of all rights and interests to the Intellectual Property assigned by IP Claimant to Assignor.  Assignee hereby agrees to accept the performance of IP Claimant of each and all of the responsibility of Assignor arising out of this Assignment, and IP Claimant hereby agrees to assume all of the obligations of Assignor hereunder, except as such obligation may require the signature or other execution of any instrument required of Assignor.

IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

KEVIN MCCLOSKEY IRA

By: /s/ Kevin McCloskey
Name:Kevin McCloskey
Title: _______________________________

ASSIGNEE:

NB MANUFACTURING, INC.

By: /s/ Michael Schifsky
Name: Michael Schifsky
Title: It’s CFO

Address:
80 E. Rio Salado Parkway, Suite 611
Tempe, AZ 85281

BOOMERANG MANAGEMENT, LLC

By: /s/ Michael Fetyko
Name: Michael Fetyko
Title: President

Address:
324 E 19th St. Costa Mesa CA 92627

MICHAEL FETYKO

/s/ Michael Fetyko

Address:
324 E 19th St. Costa Mesa CA 92627

Exhibit A

(See Intellectual Property Assignment Agreement, attached)

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT ("Assignment") is made this 24th day of September, 2012, by and between NB Manufacturing, Inc., a Nevada corporation ("Assignee"), and Keith “Seven” Volpone ("Assignor").

Recitals

A.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the Assigned IP (as defined below in Recital B) in exchange for certain consideration as described in Article II of the Settlement and Release Agreement among the Assignee, Assignor and certain other parties, dated September 24, 2012.

B.           Assignor hereby agrees to irrevocably assign to Assignee Assignor's entire right, title and interest in and to the items of Intellectual Property set forth on Exhibit A attached hereto, which Intellectual Property shall be referred to herein as the "Assigned IP." Intellectual Property" means all of the rights arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any foreign jurisdiction:  (i) patents, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, developments, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (to the extent part of the Assigned IP, collectively, "Patents"), (ii) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, URLs, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated with such marks, designs, names, logos or symbols (to the extent part of the Assigned IP, collectively, "Marks"), (iii) copyrights, works of authorship, moral rights, mask work rights and registrations and applications therefore (to the extent part of the Assigned IP, collectively, "Copyright Interests"), (iv) proprietary, confidential or non-public processes, designs, drawings, specifications, technology, formulae, databases, algorithms, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information (to the extent part of the Assigned IP, collectively, "Trade Secrets"), (v) all other intellectual property and proprietary rights and rights of a similar nature, and (vi) all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) – (v) above.

C.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in his best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interests.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars.

PATENTS

7.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Patents, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Patents.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names (the "Domain Names"), including but not limited to those identified on Exhibit A, including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars.

GENERAL

16.           Entire Agreement. This Assignment and the Agreement contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, and (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Intellectual Property.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

/s/ Keith “Seven” Volpone
Keith “Seven” Volpone

ASSIGNEE:

NB MANUFACTURING, INC.

By: /s/ Michael Schifsky
Name: Michael Schifsky
Title: It’s CFO

Address:
80 E. Rio Salado Parkway, Suite 611
Tempe, AZ 85281

Exhibit A

1.	Domain Names:

TWITYAP.COM

2.	Trade Names:

Twit Yap

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT ("Assignment") is made this 24th day of September, 2012, by and between NB Manufacturing, Inc., a Nevada corporation ("Assignee"), and Michael Greco ("Assignor").

Recitals

A.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the Assigned IP (as defined below in Recital B) in exchange for certain consideration as described in Article II of the Settlement and Release Agreement among the Assignee, Assignor and certain other parties, dated September 24, 2012.

B.           Assignor hereby agrees to irrevocably assign to Assignee Assignor's entire right, title and interest in and to the items of Intellectual Property set forth on Exhibit A attached hereto, which Intellectual Property shall be referred to herein as the "Assigned IP." Intellectual Property" means all of the rights arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any foreign jurisdiction:  (i) patents, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, developments, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (to the extent part of the Assigned IP, collectively, "Patents"), (ii) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, URLs, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated with such marks, designs, names, logos or symbols (to the extent part of the Assigned IP, collectively, "Marks"), (iii) copyrights, works of authorship, moral rights, mask work rights and registrations and applications therefore (to the extent part of the Assigned IP, collectively, "Copyright Interests"), (iv) proprietary, confidential or non-public processes, designs, drawings, specifications, technology, formulae, databases, algorithms, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information (to the extent part of the Assigned IP, collectively, "Trade Secrets"), (v) all other intellectual property and proprietary rights and rights of a similar nature, and (vi) all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) – (v) above.

C.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in his best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interests.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars.

PATENTS

7.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Patents, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Patents.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names (the "Domain Names"), including but not limited to those identified on Exhibit A, including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars.

GENERAL

16.           Entire Agreement. This Assignment and the Agreement contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, and (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Intellectual Property.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

[Signature Page Follows]
IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

/s/ Michael Greco
Michael Greco

ASSIGNEE:

NB MANUFACTURING, INC.

By: /s/ Michael Schifsky
Name: Michael Schifsky
Title: It’s CFO

Address:
80 E. Rio Salado Parkway, Suite 611
Tempe, AZ 85281

Exhibit A

1.	Domain Names:

TWITYAP.COM

2.	Trade Names:

Twit Yap

SCHEDULE 2.3

SECOND ADDENDUM TO OMNIBUS SETTLEMENT AGREEMENT AND RELEASE

SECOND ADDENDUM TO OMNIBUS SETTLEMENT AGREEMENT AND RELEASE

This Second Addendum to the Omnibus Settlement Agreement and Release  (the “Second Addendum”) is made and entered into effective as of September 24, 2012 by and among Michael Fetyko (“Fetyko”); Boomerang Management, LLC, a California limited liability company (“Boomerang”, together with Fetyko, the “Fetyko Parties”), William Hurst III (“Hurst”) and Cuipo, LLC, a Delaware limited liability company, (“Cuipo,” taken together with Hurst the “Cuipo Parties”); Kevin McCloskey, an individual, (“McCloskey”); Keith “Seven” Volpone, an individual, (“Volpone”), Kevin Maloney, an individual, (“Maloney”), and Michael Greco, an individual, (“Greco”).  The Fetyko Parties, Cuipo Parties, McCloskey, Volpone, Maloney and Greco are collectively referred to hereinafter as the “Second Addendum Parties.”

WHEREAS, on or about December 4, 2011, the Second Addendum Parties, along with other individuals and entities identified therein, entered into the Omnibus Settlement Agreement (“Omnibus Agreement”) and all attachments and Exhibits thereof. Capitalized terms used herein, and not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Omnibus Agreement.

WHEREAS, Exhibit A to the Omnibus Agreement memorialized the Fetyko Parties’ agreement to pay to the Cuipo Parties the sum of Fifty Thousand Dollars ($50,000) on or before March 31, 2012 (hereinafter “Cuipo Promissory Note”);

WHEREAS, Exhibit C to the Omnibus Agreement memorialized the Fetyko Parties’ agreement to pay to McCloskey the sum of One Hundred Thousand Dollars ($100,000) (hereinafter “McCloskey Promissory Note”);

WHEREAS, on or about January 27, 2012, the Second Addendum Parties entered into the Addendum to the Omnibus Settlement Agreement (“First Addendum”),  which remains in force and the terms of which are incorporated herein by reference.

WHEREAS, the Cuipo Litigation Settlement Agreement, attached as Exhibit A to the Omnibus Agreement, and which is expressly incorporated by reference, governs the Cuipo Parties’ settlement with the Fetyko Parties of the Cuipo Action, and defines all rights and obligations of the Fetyko Parties not otherwise expressly stated in the Omnibus Agreement, First Addendum or herein.

WHEREAS, the Fetyko Parties filed a request for dismissal of the Cuipo Action, and the Superior Court of the State of California, County of Orange, granted the Fetyko Parties’ request and entered an order dismissing the Cuipo Action.

WHEREAS, the Omnibus Agreement was not effective as neither Cuipo nor McCloskey ever received shares of common stock in a publicly traded company which owned a majority of Twit Yap, LLC, Xhibit, LLC, Star Connect, LLC and Radio Connect, LLC, or a percentage of a public company worth at least Four Hundred Thousand Dollars ($400,000) and the Fetyko Parties never conveyed any intellectual property to Cuipo, Star Connect, Radio Connect and Twit Yap within five days of entry into the Omnibus Agreement.

WHEREAS, in lieu of the requirements and consideration set forth in the Omnibus Agreement and the First Addendum, the Fetyko Parties have agreed to convey to the Cuipo Parties and the Kevin McCloskey IRA (“McCloskey IRA”), as the nominee of McCloskey, or their designee, all title to all intellectual property that the Omnibus Agreement required the Fetyko Parties to convey to Star Connect, Radio Connect and Twit Yap in consideration of and in exchange for the promises contained herein.

NOW, THEREFORE, in consideration of the promises set forth herein, and for good and valuable consideration, it is HEREBY AGREED by and between the Parties to this Second Addendum as follows:

1.
Fetyko’ s execution of this Second Addendum shall confirm his resignation from all positions, and relinquishment of any and all titles, including but not limited to employee, officer or director, of Cuipo, Radio Connect, Star Connect and Twit Yap as of the date of the Omnibus Agreement.

2.
The Fetyko Parties hereby waive any and all rights, including but not limited to any rights to ownership or membership, which they may have in Cuipo Brazil, Para Parcel #1, LLC,  Star Connect, Radio Connect, Twit Yap, and Cuipo, or any subsidiary, affiliate or project of such parties, as of the date of the Omnibus Agreement and thereafter.

3.
The Fetyko Parties hereby irrevocably assign to the Cuipo Parties and McCloskey IRA, all rights, title and interests in any Intellectual Property that the Fetyko Parties developed for Star Connect, Radio Connect, and/or Twit Yap (the "Assigned IP"), including but not limited to the items set forth on Exhibit A attached to the Intellectual Property Assignment Agreement, attached hereto and executed concurrently herewith.  Furthermore, the Fetyko Parties shall:

(a)  provide NB Manufacturing, Inc., a Nevada corporation (“NB”), as the designee of the Cuipo Parties and the McCloskey IRA, with full and complete access to all websites and mobile applications previously owned and/or operated by or on behalf of any of Radio Connect, LLC, Twit Yap, LLC and Star Connect, LLC (collectively, the "Twit Yap Websites") including all source code, specifically "sa" access to SQL database and all backups, full FTP access to the website source files along with any third party components used, and shall convey all third party licenses for these items;

(b)  provide NB with all object and source code (collectively, the "Code") and software on which any of the Twit Yap Websites were built;

(c)  provide NB with proof of the Fetyko Parties' ownership of all Code and software, including all licenses and releases for any such Code or software, on which any of the Twit Yap Websites were built, and transfer and assign to Cuipo and McCloskey IRA all intellectual property associated with the software development, including the websites' content, which includes text, pictures, sounds, graphics, video, links, domain names, logos, designs, marks and other data developed and customized specifically for any of the Twit Yap Websites, as well as any and all third-party licenses;

(d)   provide NB with the source code for any and all "apps" of the Twit Yap Websites and permit NB to test and verify the validity of such apps;

(e)   not disclose, use, alter, destroy, transfer, convey, sell or license, either directly or through any agent, affiliate or associate, any of the Fetyko Parties' proprietary information related to the Twit Yap Websites that may be in the possession, custody or control of any of the Fetyko Parties, to themselves or any third party;

(f)   not disclose, use, alter, destroy, transfer, convey, sell or license, either directly or through any agent, affiliate or associate, any of the Twit Yap Websites' source codes, content, apps, or any software developed for any of the Twit Yap Websites, to themselves or any third party.

4.
The parties hereby acknowledge and agree that upon written verification from NB that all of items set forth in Section 3(a)-(d) above have been completed as required by this Second Addendum and the exhibits attached hereto, the obligations set forth in the Promissory Notes and Pledge Agreements between Kevin McCloskey, William Hurst and Cuipo, LLC as lenders and the Fetyko Parties as borrower, dated November 4, 2011 for McCloskey and December 1, 2011 for Hurst and Cuipo (collectively, the "McCloskey and Cuipo Loans"), shall be fully satisfied and discharged and the same shall be of no further force or effect.  For purposes of clarity only and not limitation, the parties expressly acknowledge, following NB's verification as provided in the preceding sentence, termination of their respective obligations of the following documents (as amended to date):

(a) the Promissory Note and Pledge Agreement dated November 4, 2011 between Kevin McCloskey and the Fetyko Parties; and

(b) the Promissory Note and Pledge Agreement dated December 1, 2011 between William Hurst and Cuipo, LLC and the Fetyko Parties.

5.
In further consideration, the Fetyko Parties hereby expressly reaffirm that they have released, discharged, waived and forfeited any and all rights to any of the companies and/or technologies enumerated, described, mentioned or referred to in the Omnibus Agreement (“Released Properties”), First Addendum, and the Intellectual Property Assignment Agreement, and all exhibits thereto, and further agree to indemnify all parties enumerated, described, mentioned or referred to therein, with respect to any of said parties’ use of such Released Properties.

6.
The Fetyko Parties  shall, severally and not jointly, defend, indemnify and hold each party to this Second Addendum and to the Omnibus Agreement and their respective affiliates and related entities harmless from any against any and all third party claims, whether filed or threatened to be filed, by any person or entity, regarding the Code and software on which the Twit Yap Websites were built, and all intellectual property associated with the software development, including the websites' content, which includes text, pictures, sounds, graphics, video, links, domain names, and other data developed and customized specifically for any of the Twit Yap Websites.

7.	General. Each party to this Second Addendum hereby represents, warrants, covenants and acknowledges to the other parties, as follows:

(a)           This Second Addendum constitutes the legal, valid and binding obligations of such party;

(b)           The execution and delivery of this Second Addendum by such party, and the performance by it of all its obligations hereunder do not and will not result in a breach of or constitute a default under, or require any consent under any agreement or instrument to which it is a party of by which it is bound or affected;

(c) Each individual signing this Second Addendum warrants and represents that he has the full authority to execute this Second Addendum on behalf of the party on whose behalf he so signs, that he is acting within the scope of such authority, and that he is thereby binding such party to this Second Addendum;

(d)           No portion of any claim, demand, cause of action or right resolved or created herein has been assigned or transferred to any other person or entity, either directly or by way of subrogation or operation of law or otherwise;

(e)           No promises, inducements, representations, warranties or other agreements whether express or implied, not contained herein have been made, nor has any party executed this Second Addendum in reliance upon any such promise, inducement, representation, warrants or other agreement;

(f)           There is no action, suit, arbitration or other proceeding or investigation, known or suspected to exist against any party that would affect this Second Addendum or any party's ability to enter into this Second Addendum;

(g)           Notwithstanding any health condition, medication or other ailments, each party is of sound mind, fully competent and aware of the contents of this Second Addendum and enters into this Second Addendum of his/her/its own free will.

8.	Each of the Fetyko Parties, severally and not jointly, hereby represents, warrants, covenants and acknowledges to Cuipo and McCloskey IRA as follows:

(a)           To the best of its knowledge as of its entry into this Second Addendum, no other intellectual property rights are required for Cuipo, McCloskey IRA and NB to practice the Assigned IP or otherwise exercise the rights granted to them under this Second Addendum and the Intellectual Property Assignment Agreement;

(b)           It owns the Assigned IP and no other third party has any rights thereto;

(c)           It has not granted and will not grant any licenses or other rights, under the Assigned IP or otherwise, that would conflict with or prevent the rights granted to Cuipo, McCloskey IRA and NB hereunder and under the Intellectual Property Assignment Agreement; and

(d)           There are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Second Addendum or the Intellectual Property Assignment Agreement.

9.	Non-Compete Agreement.

(a) For a period of two (2) years immediately following the execution of this Second Addendum (the "Noncompete Period"), none of the Fetyko Parties or their principals will, directly or indirectly, for itself or any third party other than on behalf of NB, without the prior written consent of NB:

(1)    engage in the "Geographic Area" (as defined below) as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director, or otherwise of, or participate in the financing, operation, management, or control of, any firm, partnership, corporation, entity, or business that engages or participates in a "competing business purpose"; or
(2)    have any ownership interest (except for passive ownership of one percent (1%) or less) in any entity that engages or participates in a competing business purpose whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934 or the securities laws of any other jurisdiction of the United States.

(b)    The term "competing business purpose" shall mean any firm, partnership, corporation, entity, or business that engages or participates in providing an Internet service that posts voice messages to Twitter from a mobile device or provides online video interviews with celebrities on radio station websites. The "Geographic Area" shall mean anywhere in the world or in cyberspace where NB conducts business.

(c)    The covenants contained in the preceding paragraph (a) of this section shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs.  If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Second Addendum to the extent permitted by law and necessary to permit the remaining separate covenants (or portions thereof) to be enforced.  In the event that the provisions of this section are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be, to the extent permitted by law, reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

(d)    Each Fetyko Party, for itself and on behalf of its principals, also acknowledges that the limitations of time, geography and scope of activity agreed to in this noncompete agreement are reasonable because, among other things, (i) NB is engaged in a highly competitive industry, (ii) such party will have access to trade secrets and know-how of NB, (iii) such party will be able to obtain suitable and satisfactory employment without violation of this agreement, and (iv) these limitations are necessary to protect the trade secrets, confidential information and goodwill of NB.

(e)    Each Fetyko Party, for itself and on behalf of its principals, agrees that it would be impossible or inadequate to measure and calculate NB's damages from any breach of the covenants set forth in this Section 9.  Accordingly, each Fetyko Party, for itself and on behalf of its principals, agree that if it breaches any provision of this section, NB will have available, in addition to any other right or remedy otherwise available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this agreement; provided, however, that the right to apply for an injunction shall not be construed as prohibiting NB from pursuing any other available remedies for such breach or threatened breach.  Each Fetyko Party, for itself and on behalf of its principals, further agrees that no bond or other security shall be required in obtaining such equitable relief, nor will proof of actual damages be required for such equitable relief.  Each Fetyko Party, for itself and on behalf of its principals, hereby expressly consents to the issuance of such injunction and to the ordering of such specific performanceIf any court shall determine that the duration or geographical limit of the foregoing restriction is unenforceable, it is the intention of the parties that the foregoing restriction shall not be terminated but shall be deemed amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the operation of this Section 9 in the jurisdiction of the court that has made the adjudication.

10.	The parties acknowledge and agree that NB is a third party beneficiary of this Second Addendum.

11.
To the extent there is any inconsistency between this Second Addendum, on the one hand, and the First Addendum, the Omnibus Agreement or the Intellectual Property Assignment Agreement and all of the corresponding attachments and Exhibits thereto, on the other hand, the terms of this Second Addendum shall override any such inconsistency or conflict and this Second Addendum shall control.  This Second Addendum may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties hereto, notwithstanding the fact that all parties are not signatory to the original or the same counterpart.  For purpose of this Second Addendum, fax signatures shall be deemed originals.  The parties agree to take all action necessary to make this Second Addendum fully and legally effective, binding, and enforceable as between them and as against third parties or as necessary to effectuate the intent of this Second Addendum.  If any party shall commence any action or proceeding against the other that arises out of the provisions hereof or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover from the nonprevailing party (and the court shall award to the prevailing party) all reasonable costs incurred in connection therewith, including reasonable attorneys’ fees.

IN WITNESS WHEREOF, the undersigned have duly executed this Second Addendum to Omnibus Settlement Agreement effective as of the date first written above.

Cuipo, LLC

By: /s/ William Hurst III

Name:
Title:

/s/ William Hurst III
William Hurst III

/s/ Kevin Maloney
Kevin Maloney

/s/ Michael Greco
Michael Greco

/s/ Keith “Seven” Volpone
Keith “Seven” Volpone

/s/ Kevin McCloskey
Kevin McCloskey
Boomerang Management, LLC
By:/s/ Michael Fetyko Name:
Title:

/s/ Michael Fetyko
Michael Fetyko

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (“Assignment”) is made this 24thday of September, 2012, by and between Michael Fetyko and Boomerang Management, LLC, a California limited liability company (collectively “Assignor”), and Cuipo, LLC, a Delaware limited liability company, and the McCloskey IRA (collectively “Assignee”).

Recitals

A.           Assignor has agreed to assign, transfer and convey as of the Effective Date all of Assignor's right, title and interest in and to the Assigned IP (as defined below in Recital B) in exchange for certain consideration as described in the Second Addendum to Omnibus Settlement Agreement and Release among the Assignee, Assignor and certain other parties, dated September 24, 2012.

B.           Assignor hereby agrees to irrevocably assign to Assignee Assignor's entire right, title and interest in and to the items of Intellectual Property set forth in Exhibit A attached hereto, which Intellectual Property shall be referred to herein as the "Assigned IP". "Intellectual Property" means all of the rights arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any foreign jurisdiction:  (i) patents, inventions (whether or not reduced to practice), invention disclosures, developments, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (to the extent part of the Assigned IP and to the extent embodies patentable inventions under the laws of the United States, collectively, "Patents"), (ii) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, URLs, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated with such marks, designs, names, logos or symbols (to the extent part of the Assigned IP, collectively, "Marks"), (iii) copyrights, works of authorship, moral rights, mask work rights and registrations and applications therefore (to the extent part of the Assigned IP, collectively, "Copyright Interests"), (iv) proprietary, confidential or non-public processes, designs, drawings, specifications, technology, formulae, databases, algorithms, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information (to the extent part of the Assigned IP, collectively, "Trade Secrets"), (v) all other intellectual property and proprietary rights and rights of a similar nature, and (vi) all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) – (v) above.  The Assigned IP shall not be deemed to include in the Intellectual Property delivered by Assignor any processes, designs, drawings, specifications, technology, formulae, databases, algorithms, models, methods, manufacturing and production processes and techniques, concepts, ideas, technical data and other information that reside in the public domain (the “Non-Assigned IP”).

C.           Assignor shall have the right to make, use, sell, and import the Non-Assigned IP and such of Assignor’s technology, formulae, databases, algorithms, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information of Assignor (to the extent not part of the Assigned IP, collectively, "Assignor’s Trade Secrets"), and all other Intellectual Property and proprietary rights and rights of a similar nature, and all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) – (v) above in Recital B, as long as they do not conflict with the Assigned IP listed in Exhibit A attached hereto.

D.           Assignor has made an independent and informed decision that the transactions contemplated by this Assignment are in its best interests.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

1.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Copyright Interests of the Assigned IP, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

2.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Copyright Interests.

3.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices, in connection with the Assigned IP.

MARKS

4.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Marks of the Assigned IP, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

5.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Marks.

6.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars, in connection with the Assigned IP.

PATENTS

7.           Assignor hereby sells, assigns and transfers to assignee all of Assignor's right, title and interest, to the extent any such right, title or interest exist, in and to the  Patents of the Assigned IP, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Assignee's sole name.

8.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to any such patents.

9.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of any such patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, in connection with the Assigned IP.

TRADE SECRETS

10.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Trade Secrets of the Assigned IP, including but not limited to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Assignee's sole name.

11.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets.

12.           Assignor agrees that, if applicable, it will reasonably assist Assignee in acquiring and maintaining any available protections for, and confirming Assignee's title to, the Trade Secrets, at Assignee's sole expense, in connection with the Assigned IP.

DOMAIN NAMES

13.           Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names in connection with the Assigned IP (the "Domain Names"), including but not limited to those identified on Exhibit A, including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Assignee's sole name.

14.           Assignee hereby accepts the foregoing assignment but Assignee does not agree to assume any liability, debt, or obligation with respect to the Domain Names.

15.           Assignor shall cooperate with Assignee in any action Assignee reasonably requests that Assignor take in order to effectuate, carry out, or fulfill the parties' intent and/or Assignor's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Assignee's sole discretion, to consolidate, confirm, vest and/or record Assignee's full and complete ownership of the Domain Names with, for example, the Internet Corporation for Assigned Names and Numbers (ICANN), or with domain name registrars.

GENERAL

16.           Entire Agreement. This Assignment and the Agreement contain the entire agreement of the parties with respect to the subject matter of this Assignment.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Assignment may only be modified in a written instrument executed by the parties.

17.           Representations and Warranties. Assignor represents, covenants and warrants with and to Assignee that (a) Assignor has all of the right, title and interest necessary to grant to Assignee the rights granted to Assignee hereunder, (b) Assignor has not previously sold, assigned, or otherwise transferred, in whole or in part, any of its right, title or interest in and to the Assigned IP, and (c) the representations and warranties set forth in Section 8 of the Agreement are true, correct and complete with respect to the Assigned IP.

18.           Binding Assignment. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

19.           Governing Law. This Assignment shall be governed and construed in accordance with the Laws of the State of Arizona, applicable to contracts and agreements entered into and to be wholly performed within the State of Arizona.

20.           Severability. Any term or provision of this Assignment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21.           Counterparts.  This Assignment may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

22.           Headings. All headings contained in this Assignment are for reference only and shall not affect the meaning or interpretation of this Assignment in any manner.

[Signatures continued on next page]

IN WITNESS WHEREOF, Assignee and Assignor have each caused this Assignment to be signed by its duly authorized officer, as of the date first above written.

ASSIGNOR:

/s/ Michael Fetyko
Michael Fetyko

BOOMERANG MANAGEMENT, LLC

By: /s/ Michael Fetyko
Name: Michael Fetyko
Title: President

ASSIGNEE:

CUIPO, LLC

By: /s/ William Hurst III
Name:______________________________
Title: _______________________________

Address:

KEVIN MCCLOSKEY IRA

By: /s/ Kevin McCloskey
Name:______________________________
Title: _______________________________

Address:

Exhibit A

1.	Full working version of the Radio Connect software and all related source code.

2.	Domain names: MYRADIOCONNECT.COM RADIOCONNECTUS.COM STAR-CONNECT.US STARCONNECTUS.COM TWITYAP.ME TWYP.ME TYAP.ME

3.	Trade names: Radio Connect Star Connect Twit Yap